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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-43734, 33-60400, 333-20979, 333-32437, 33-
13302, 33-66574, 333-58181, 333-58165, 33-35944, 333-95863, and 333-95855.


                                 Arthur Andersen LLP


Minneapolis, Minnesota,
April 19, 2002